Exhibit 32.1

  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                            PURSUANT TO 18 USC 1350
                 (Section 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Levi Mochkin, President, Chief Executive Officer and Principal Financial Officer of Avenue Group, Inc. (the "Company"), certify, that to the best of my knowledge, based upon a review of the annual report on Form 10KSB for the period ended December 31, 2005 of the Company (the "Report"):

1. the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

         Date:  April 17, 2006

                                           BY:  /s/  Levi Mochkin
                                                     ---------------------------
                                                     Levi Mochkin
                                                     President, Chief Executive
                                                     Officer and Principal
                                                     Financial Officer